                                                                    EXHIBIT 99.2

                           INSIGHT ENTERPRISES, INC.


                         PRESENTATION TO U.S. INVESTORS


        STATEMENTS IN THIS PRESENTATION THAT RELATE TO FUTURE PLANS, EXPECTATIONS, EVENTS OR PERFORMANCE ARE FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES, INCLUDING: PROJECTIONS OF MATTERS THAT MAY AFFECT SALES OR NET EARNINGS; PROJECTIONS OF CAPITAL EXPENDITURES; PROJECTIONS OF GROWTH; HIRING PLANS; PLANS FOR FUTURE OPERATIONS; FINANCING NEEDS OR PLANS; PLANS RELATING TO THE COMPANY'S PRODUCTS; AND ASSUMPTIONS RELATING TO THE FOREGOING. IN ADDITION, REFERENCE IS MADE TO THE "FACTORS THAT MAY AFFECT FUTURE RESULTS AND FINANCIAL CONDITIONS" AS SET FORTH IN THE COMPANY'S ANNUAL REPORT ON FORM 10K FOR THE YEAR ENDED DECEMBER 31, 1998.


                                                                         INSIGHT
--------------------------------------------------------------------------------

                              TRANSACTION OVERVIEW

-       Recommended share-for-share offer by Insight to Action shareholders

-       Exchange ratio of 0.16 new Insight shares for each Action share

-       Summary:

        - Number of new shares issued                5,638M

        - Action pro forma ownership                  18.1%

        - Premium to unaffected price                   28%

        - Transaction value                          $150MM

-       Shareholder votes targeted August

-       Closing expected September


                                                                         INSIGHT
--------------------------------------------------------------------------------

                               STRATEGIC RATIONALE

- Create global IT direct marketing leader in the U.S., the U.K., Canada, Germany and Spain

-       Expand largest independent U.K. computer direct marketer

-       Create platform for continued European expansion

-       Add experienced international management

-       Leverage best practices of both companies

        - Purchasing/vendor relationships

        - Outbound direct marketing model

        - E-commerce technology

-       Realize scale opportunities in U.K. operations

        - Distribution

        - Overhead


                                                                         INSIGHT
--------------------------------------------------------------------------------

                           PRO FORMA INCOME STATEMENT

                         INSIGHT           ACTION            COMBINED
                         LTM 3/99        LTM 2/99(1)         LTM 3/99
----------------------------------------------------------------------
NET SALES                $1,134.1        $  454.6           $ 1,588.7
----------------------------------------------------------------------
GROSS PROFIT                135.4            63.8               199.2
   margin                    11.9%           14.0%               12.5%
----------------------------------------------------------------------
SG&A                         97.4            52.0(2)            149.4
   margin                     8.6%           11.4%                9.4%
OPERATING INCOME             38.0            11.8(2)             49.8
   margin                     3.4%            2.6%                3.1%
----------------------------------------------------------------------
NET INCOME                   22.9             6.4(2)             29.3
   margin                     2.0%            1.4%                1.8%
----------------------------------------------------------------------
EPS
   Basic                 $    0.93            N/A           $     0.97
   Diluted               $    0.89            N/A           $     0.93


Notes: (1)  Exchange Rate: L.1 = $1.602
       (2)  Excluding $1.6MM pre-tax exceptional charge ($1.1MM after tax)

                                                                         INSIGHT
--------------------------------------------------------------------------------

                                COMPANY OVERVIEW


                                                                         INSIGHT
--------------------------------------------------------------------------------

                                  ABOUT ACTION

-       Largest independent U.K. direct marketer of IT products

        -  Operations in Spain

-       Founded 1981, public since July 1996

-       LTM February 1999 (UK GAAP)

        -  Sales               L.282.4     $452.4

        -  Operating Profit        7.9       12.7

           -  Margin               2.8%       2.8%

-       Complementary business model


                                                                         INSIGHT
--------------------------------------------------------------------------------

                          COMPLEMENTARY BUSINESS MODELS


-----------------------------------------------------------------------------
                          ACTION                            INSIGHT
-----------------------------------------------------------------------------
TARGET            Small, medium, large               SMEs with 50 - 1,000
CUSTOMERS         business customers                 employees
-----------------------------------------------------------------------------
PRODUCT RANGE     13,500+  Wintel products           100,000+  Wintel products
-----------------------------------------------------------------------------
PRICING           Discounted                         Discounted
-----------------------------------------------------------------------------
SALES             Catalog                            Outbound telemarketers
APPROACH          E-commerce                         E-commerce
                  Telesales/field sales and          Catalog
                  service
-----------------------------------------------------------------------------
DISTRIBUTION      Centralized fulfillment            "Virtual inventory"
-----------------------------------------------------------------------------
GROWTH            Organic plus acquisitions          Organic plus acquisitions
                  - UK                               - US
                  - Spain                            - UK
                                                     - Germany
-----------------------------------------------------------------------------



                                                                         INSIGHT
--------------------------------------------------------------------------------

                               ACTION'S MANAGEMENT


                               YEARS WITH
EXECUTIVE DIRECTORS              ACTION
Henry Lewis                        18
 Chairman

George Laplante                     8
 Group Managing Director

Duncan Wilkes                       8
 Chief Operating Officer

Ian Wakelin                         1
 Finance Director


                        DIRECTOR/EMPLOYEE OWNERSHIP   17.5%


                                                                         INSIGHT
--------------------------------------------------------------------------------

                          SUMMARY FINANCIAL PERFORMANCE
                                 (in Millions)


                                    Net Sales


Year Ended August 31,
1995..................... $163.4
1996..................... $215.6
1997 .................... $275.7
1998 .................... $399.9
LTM 2/99................. $452.4

         CAGR 34.8%


                                Operating Profit


Year Ended August 31,
1995..................... $3.9
1996..................... $6.1
1997 .................... $8.5
1998 .................... $12.3
LTM 2/99................. $12.7


         CAGR 46.7%

Exchange Rate: L.1=$1.602. In U.K. GAAP. Operating profit before exceptional items.


                                                                         INSIGHT
--------------------------------------------------------------------------------

                                    INDUSTRY


                                                                         INSIGHT
--------------------------------------------------------------------------------

                                INDUSTRY OVERVIEW
                             Total - L.32.5 Billion


Consultancy .................  20%
Other .......................  12%
Software & Services .........  46%
Hardware ....................  22%


Source: Holway Report.


                                                                         INSIGHT
--------------------------------------------------------------------------------

                                U.K. IT RESELLERS

                              LAST
                            REPORTED
RESELLER                     REVENUE        POSITION            OWNERSHIP
--------------------------------------------------------------------------
Computacenter                L.1,586           VAR                Public
--------------------------------------------------------------------------
Specialist Computer              536           VAR               Private
--------------------------------------------------------------------------
Multi Vendor Computer           290E           VAR               Sub ICL
--------------------------------------------------------------------------
Action                           250      Direct Marketer        Public
--------------------------------------------------------------------------
Compel                           210           VAR               Public
--------------------------------------------------------------------------
Elcom Ltd.                       176           VAR              US Public
--------------------------------------------------------------------------
MicroWarehouse                   132      Direct Marketer       US Public
--------------------------------------------------------------------------
Global Direct Mail               196      Direct Marketer       US Public
    (Total Europe)

    -   HIGHLY FRAGMENTED - 2,000 + RESELLERS
    -   DIRECT MARKETING CHANNEL - L.1.1 BILLION ESTIMATED


                                                                         INSIGHT
--------------------------------------------------------------------------------

                               BUSINESS STRATEGY


                                                                         INSIGHT
--------------------------------------------------------------------------------

                                TARGET CUSTOMERS

-       Target customer base spans small businesses to large corporations

        -  No size or sector concentration

-       Minimum 500,000 U.K. business sites with PC's

-       Current penetration just 17%

        -  146,000 contacts at

        -  89,600 PC sites

-       Action receives estimated 20 - 25% of customer IT expenditures


                                                                         INSIGHT
--------------------------------------------------------------------------------

                          PENETRATION BY TURNOVER BANDS

             SIGNIFICANT REPRESENTATION (25%) IN L.100M+ COMPANIES


               0-2     2-5    5-10    10-25   25-50   50-100   100-200     200+
% of Universe   3       6       9       12      17      22        28        33


                             TURNOVER BANDS IN L.M


                                                                         INSIGHT
--------------------------------------------------------------------------------

                                  PRODUCT RANGE

-       Widest U.K. product offering but more edited than U.S.

-       Selected every 60 days

        -  Leading brands

        -  Demand driven

        -  GM/Picks/Returns

        -  Empirical

-       13,500 live catalog lines

-       Electronic range growing to 20,000

-       Additional 400 specials weekly


                                                                         INSIGHT
--------------------------------------------------------------------------------

                               DATABASE CUSTOMERS

-       95.25% retention

-       21% of sites ordered in an average month

-       6.7 orders per year

-       91.7% (by value) on 30-day credit terms



                                                                         INSIGHT
--------------------------------------------------------------------------------

                                  KEY ACCOUNTS

-       3,500 customers

-       Direct marketing/e-commerce plus...

-       Proactive sales teams

-       Customized web site

-       Tailored pricing

-       100 quota carriers (telephone/field sales force)


                                                                         INSIGHT
--------------------------------------------------------------------------------

                                 SALES APPROACH


                                                                         ACCOUNT
CUSTOMER SEGMENT       CATALOG       DIRECT MAIL       E-COMMERCE       MANAGERS
----------------       -------       -----------       ----------       --------
DATABASE
- <L.10,000              X               X                  X
- 86,100 sites

KEY ACCOUNTS

- > L.25,000             X               X                  X               X
- 3,500 sites


                                                                         INSIGHT
--------------------------------------------------------------------------------

                                ACTION'S CATALOG

-       Products selected on rigorous criteria

-       No charge to suppliers

-       Industry "Bible"

-       Focused distribution - customers only


                                                                         INSIGHT
--------------------------------------------------------------------------------

                                   DIRECT MAIL

-       Ability to segment customers

-       Ability to rapidly and cost effectively produce material

-       Target customers using mini-catalogs

         -  By product/supplier or

         -  By theme

-       Supplier funded


                                                                         INSIGHT
--------------------------------------------------------------------------------

                              CUSTOMERS TARGETED BY

o       Previous purchases

        -  Products purchased

        -  Products not purchased

        -  Time pattern

        -  Value

o       Organization

        -  Size

        -  SIC

o       Contact

        -  Job title


                                                                         INSIGHT
--------------------------------------------------------------------------------

                        ELECTRONIC COMMUNICATION/COMMERCE

o       Low cost model

        -  Reduced transaction costs

        -  Reduced communication costs

o       Improved information flow

        -  Minute by minute update

        -  More data....

        -  ....on more products


-  L.12MM REVENUE FOR 6 MONTHS ENDED 2/99

-  UNASSISTED INTERNET SALES 8.6% OF TOTAL


                                                                         INSIGHT
--------------------------------------------------------------------------------

                                SERVICE OFFERING



VARs                                    Action
----------------------                  -----------------
Solutions                   VS          Configuration
Application software                    Maintenance
System design                           Upgrades
Software specification                  Project roll outs
Business processes                      Remote support


                                                                         INSIGHT
--------------------------------------------------------------------------------

                                 ACTION SERVICES


ACTION DELIVERS:

-       Clear choice of services

-       Clear definition of service levels

-       Itemized pricing

-       "Commodity" approach

ACTION RECEIVES:

-       Increase penetration:  product sales

-       More customers



                                                                         INSIGHT
--------------------------------------------------------------------------------

                                  ACQUISITIONS
FRASER ASSOCIATES


-       L.3.5M purchase price

PRODUCT REVENUE:

-       L.31.0M (1997)

-       Siemens, Powergen, Mercedes Benz, Dorling, MEPC, Bodyshop

SERVICE REVENUE:

-       L.2.5M (1997)

- Desktop installation, configuration, consultancy, support desks, implementation and roll out


                                                                         INSIGHT
--------------------------------------------------------------------------------

                                  ACQUISITIONS

   SHL RESELLER & SERVICE DIVISION

-       L.7.9M purchase price

PRODUCT REVENUE:

-       L.36.0M (1997)

-       Orange, RAC, General Accident, RTZ, BOC

SERVICE REVENUE:

-       L.12.0M (1997)

-       Break/fix maintenance, project management, consultancy, helpdesks

                                                                         INSIGHT
--------------------------------------------------------------------------------

                                 INFRASTRUCTURE

Administration, Sales & Sales Support Offices

        -       Alperton (45,000 sq. ft.)

        -       Buckingham (20,000 sq. ft.)

        -       Six sales/service offices

Southall Warehouse (77,676 sq. ft.)

        -       11,500 catalog items in warehouse

        -       280,000 catalog items picked per month

        -       64,000 customer orders per month

        -       800 units per month through repair

Heathrow Warehouse (20,314 sq. ft.)

        -       5,000 customer specific configurations and tests per month

        -       800 next day configurations per month


                                                                         INSIGHT
--------------------------------------------------------------------------------

                                  ACTION SPAIN

-       Founded in 1990

-       LTM 2/99 sales L.10.2MM


-       6 months ended 2/99 PBT L.66M
          vs. 1998 (L.54M)

-       New web site operational in July

-       Strong management team

                            INVESTING LOW COST MODEL


    -   Web - transaction processing/information

    -   Single IT systems across companies

    -   Strong infrastructure to support acquisitions

    -   Single call center - April 1, 1999

    -   Productivity of sales force

    -   Consolidated facilities

    -   Continued attention to balance sheet



                                                                         INSIGHT
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS


                              YEAR ENDED                   6 MONTHS ENDED
                              AUGUST 1998                  FEBRUARY 1999
                        -----------------------        --------------------
Turnover               L.249.6           +45.0%       L.140.9        +30.3%
Gross Profit              34.9           +46.7%          19.4        +30.6%
Operating Profit           7.7(1)        +45.2%           3.4         +7.4%
Pre-Tax Profit             7.1(1)        +39.2%           2.7        -11.8%
Net Income                 4.8(1)        +50.0%           1.8        -14.6%
Inventory DSO             16.9                           13.9

Note: (1) Excluding L.990M pre-tax exceptional charge. In U.K. GAAP.



                                                                         INSIGHT
--------------------------------------------------------------------------------

                             TRANSACTION RATIONALE







                                                                         INSIGHT
--------------------------------------------------------------------------------

                            INSIGHT'S GLOBAL PRESENCE



                                   [MAP]


                      Insight Canada - Montreal Oct. 1997
                    Insight UK-Workshop England - April 1998
                 Insight Direct, Canada - Montreal - Oct. 1998
                          Insight Germany - Dec. 1998


WHY GO GLOBAL?

-    Demand for PCs in Western Europe is growing

-    Acceptance of direct channel

-    Migration to E-commerce

-    Increased use of technology by businesses

-    Market ready to respond to Insight's model

-    Economies of scale - EDI shipping model

-    Localized front end, centralized back end



                                                                         INSIGHT
--------------------------------------------------------------------------------

                         COMPLEMENTARY BUSINESS MODELS


--------------------------------------------------------------------------------
                          ACTION                            INSIGHT
--------------------------------------------------------------------------------
TARGET              Small, medium, large           SMEs with 50 - 1,000
CUSTOMERS           business customers             employees
--------------------------------------------------------------------------------
PRODUCT RANGE       13,500+  Wintel products       100,000+  Wintel products
--------------------------------------------------------------------------------
PRICING             Discounted                     Discounted
--------------------------------------------------------------------------------
SALES               Catalog                        Outbound telemarketers
APPROACH            E-commerce                     E-commerce
                    Telesales/field sales and      Catalog
                    service
--------------------------------------------------------------------------------
DISTRIBUTION        Centralized fulfillment        "Virtual inventory"
--------------------------------------------------------------------------------
GROWTH              Organic plus acquisitions      Organic plus acquisitions
                    - UK                           - US
                    - Spain                        - UK
                                                   - Germany
--------------------------------------------------------------------------------



                                                                         INSIGHT
--------------------------------------------------------------------------------

                              ACTION OPPORTUNITIES



                                 INSIGHT
                        -------------------------           ACTION
                          1996           LTM 3/99        LTM 2/99(1)
                        --------         --------        -----------
Net Sales               $  410.9         $1,134.1         $  454.6
Gross Margin                13.7%            11.9%            14.0%
SG&A                        10.8%             8.6%            11.4%
Operating Margin             2.9%             3.3%             2.6%
Inventory T/O                17x              43x(2)           21x(3)

(1)     Exchange Rate: L.1 = $1.602. Pro forma for U.S. GAAP.
        Excludes $1.6MM exceptional charge

(2)     Q1 annualized

(3)     6 months annualized



                                                                         INSIGHT
--------------------------------------------------------------------------------

                              ACTION OPPORTUNITIES



-    Accelerate revenue growth

     -    Develop outbound model for U.K.

     -    Create global e-commerce platform

     -    Cross market existing products/services - ISP, computer services

     -    Improve product availability

     -    Provide global fulfillment to international customers

     - Leverage Action's international marketing expertise to Insight U.K. and Germany

     -    Develop dual branding strategy


                                                                         INSIGHT
--------------------------------------------------------------------------------

                              ACTION OPPORTUNITIES



-    Achieve cost savings/efficiencies

     -    Leverage increased buying power

     -    Combine Insight U.K. operations with Action

     -    Capitalize on new scale economies - catalog, overhead, telephone

     -    Standardize web technology

     -    Implement virtual inventory model



                                                                         INSIGHT
--------------------------------------------------------------------------------

                                COMPANY OVERVIEW







                                                                         INSIGHT
--------------------------------------------------------------------------------

                                  ABOUT INSIGHT



- Leading worldwide direct provider of name brand computers, hardware and software

-    Offers 100,000+ Wintel products at discounted prices

- Products are sold primarily through outbound telesales and electronic commerce

-    Well positioned for strong, profitable sales and earnings growth



                                                                         INSIGHT
--------------------------------------------------------------------------------

                           INSIGHT'S INVESTMENT THESIS



-    Rapidly growing and highly fragmented market worldwide

-    Highly efficient business model

-    Global companies win

-    Superior financial returns

-    Maximizing growth through IS, IT and electronic commerce investments

-    Well-positioned for continued rapid, profitable growth



                                                                         INSIGHT
--------------------------------------------------------------------------------

                         FINANCIAL PERFORMANCE REFLECTS
                                INVESTMENT THESIS


                                  (in Millions)


                Net Sales

Year Ended December 31,

1995 ..............................     $  272.1
1996 ..............................     $  410.9
1997 ..............................     $  627.7
1998 ..............................     $1,002.8

               CAGR         (54.5%)




               Net Earnings


Year Ended December 31,

1995 ..............................     $    4.1
1996 ..............................     $    7.6
1997 ..............................     $   13.2
1998 ..............................     $   20.4

               CAGR         (70.6%)



                                                                         INSIGHT
--------------------------------------------------------------------------------

                               INDUSTRY OVERVIEW






                                                                         INSIGHT
--------------------------------------------------------------------------------

                            U.S. PC SALES BY CHANNEL

                              (% of sales through
                                 each segment)


               1997

Other Retail ....................            13.5%
Vars ............................            13.2%
Dealers .........................            26%
DIRECT ..........................            27%
PC/Office Store .................            20.3%

                                    % Chg in
Total units = 30,000,000            Units 80%


              2001E

Other Retail ....................            13.3%
Vars ............................            13.8%
Dealers .........................            20.2%
DIRECT ..........................            31.5%
PC/Office Store .................            21.2%

Total units = 54,000,000



Source:  Dataquest, December 1998



                                                                         INSIGHT
--------------------------------------------------------------------------------

                           WORLD PC MARKET BY CHANNEL

                              (% of sales through
                                 each segment)


                 1997

Other Retail ....................            12.2%
Vars ............................            12.4%
Dealers .........................            34.5%
DIRECT ..........................            27.9%
PC Store ........................            13%

                                    % Chg in
Total units = 81,000,000            Units 72%


                2001E

Other Retail ....................            11.7%
Vars ............................            13.1%
Dealers .........................            32.4%
DIRECT ..........................            29.3%
PC Store ........................            13.5%

Total units = 1,393,000,000




Source:  Dataquest, December 1998


                                                                         INSIGHT
--------------------------------------------------------------------------------

                               THE DIRECT CHANNEL



Direct Channel Growth is Due to:

- Continued acceptance of channel by suppliers and computer literate end users

-    Depth and breadth of product

-    Electronic commerce

-    Knowledgeable sales and technical staff

-    Fast delivery and superior customer support

-    Competitive pricing

-    Most efficient distribution model



                                                                         INSIGHT
--------------------------------------------------------------------------------

                               BUSINESS STRATEGY





                                                                         INSIGHT
--------------------------------------------------------------------------------

                             1999 BUSINESS STRATEGY



-    Outbound direct sales and E-commerce

-    Business and E-customer focused

-    Leading revenue and profit growth

-    Aggressively lower cost structure

-    Broadest offering of the best brands

-    Aggressively low prices

-    Best availability and delivery

-    Delightful customer experience



                                                                         INSIGHT
--------------------------------------------------------------------------------

                                 CUSTOMER MODEL
                                 --------------

SALES MODEL                 PREMIER                FINANCIAL MODEL
-----------                 -------                ---------------
AZ Field Sales                                      Low Marketing
Inside Acct. Mgmt.        Fortune 1000              Low Sales Cost
                                                    Low Margin

Outbound Sales                VIP                   Mod. Marketing
                        Small and Medium            Mod. Sales Costs
                           Businesses               Mod. Margin

Inbound Sales              E-customer               Mod. Marketing
                                                    Low Sales Cost
                                                    High Margin



                                                                         INSIGHT
--------------------------------------------------------------------------------

                                TARGET CUSTOMERS



-    Small- and medium-sized businesses

     -    Computer literate end users

     -    Frequent, predictable purchasing behavior

     -    Demand leading technology and discounted pricing

     -    Require less technical support

-    86% of net sales from business customers

-    Largest customer is approximately 1% of net sales

-    E-customers



                                                                         INSIGHT
--------------------------------------------------------------------------------

                          E-MARKETING/BRANDING STRATEGY



-    E-catalogs - product offerings via electronic mail

-    Advertising banners/links on the Internet

-    :15 second targeted television commercials

-    Print catalogs to SMEs and recent buyers

-    Customized email offers to manufacturers' customer lists



                                                  INSIGHT.COM
                                                  800-INSIGHT



                                                                         INSIGHT
--------------------------------------------------------------------------------

  HOW INSIGHT USES TECHNOLOGY TO LEVERAGE OPERATIONS



-    Proprietary, fully integrated, real-time, company-wide information system

-    Electronic sales and marketing

-    Effective fulfillment and distribution infrastructure

     -    Virtual inventory through EDI direct ship

     - Indianapolis, IN distribution facility for distance based shipping advantages



                               We must maintain an
                         efficient, low-cost operational
                                 infrastructure



                                                                         INSIGHT
--------------------------------------------------------------------------------

                                GROWTH STRATEGY





                                                                         INSIGHT
--------------------------------------------------------------------------------

                                 GROWTH STRATEGY


-    Strong Sales Growth

     -    Penetrate further into existing customer base

     -    Increase market share

     -    Expand/Adjust product offering

-    Profitable Earnings Growth

     -    Leverage existing infrastructure

     -    Utilize emerging technologies

-    Expand Global Presence



                                                                         INSIGHT
--------------------------------------------------------------------------------

                             LEVERAGE INFRASTRUCTURE



-    Increase Account Executive productivity

-    Operational capacity

-    Outsourcing alliances


                              UTILIZE TECHNOLOGIES


- Increase awareness and communicate with customers via cost-effective Web and E-mail

-    Maintain state-of-the-art E-commerce sites

-    Cutting-edge computer information systems

-    Virtual inventory and build-to-order through EDI



                                                                         INSIGHT
--------------------------------------------------------------------------------

                          GROWTH OF ACCOUNT EXECUTIVES



Twelve Months Ended December 31,

1994 .........................            194
1995 .........................            236
1996 .........................            374
1997 .........................            652
1998 .........................          1,072
Q1 99 ........................          1,062



                                                                         INSIGHT
--------------------------------------------------------------------------------

                           ACCOUNT EXECUTIVE MATURITY



                     PERCENTAGE OF TOTAL ACCOUNT EXECUTIVES



                                       1998      1999
                                       ----      ----
<1 Year ......................          64%       55%
1-2 Years ....................          20%       25%
2-3 Years ....................           6%       11%
3+ Years .....................          10%        9%



                                                                         INSIGHT
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS




                                                                         INSIGHT
--------------------------------------------------------------------------------

                                   NET SALES



                                  (in Millions)




Year Ended December 31,
1995 .........................          $  272.1
1996 .........................          $  410.9
1997 .........................          $  627.7
1998 .........................          $1,002.8

               CAGR      54.5%


Quarter Ended March 31,
1998 .........................          $ 206.8
1999 .........................          $ 338.1

                AGR      64%



                                                                         INSIGHT
--------------------------------------------------------------------------------

                            GROSS PROFIT PERCENTAGE



Year Ended December 31,
1995 .........................          14.7%
1996 .........................          13.7%
1997 .........................          12.6%
1998 .........................          12.0%


Quarter Ended March 31,
1998 .........................          12.3%
1999 .........................          11.8%



Insight Expects Gradual  GP% Decline

-    Industry-wide pricing pressures

-    Pricing/selling strategies

-    Market conditions



                                                                         INSIGHT
--------------------------------------------------------------------------------

                      SELLING, GENERAL AND ADMINISTRATIVE



Year Ended December 31,
1995 .........................          12.0%
1996 .........................          10.7%
1997 .........................           9.1%
1998 .........................           8.7%



Quarter Ended March 31,
1998 .........................           8.7%
1999 .........................           8.4%


  Factors Contributing to Declining SG&A %       HISTORICAL EFFECT     FUTURE EFFECT
  ----------------------------------------       -----------------     -------------
  Marketing efficiencies                              MAJOR             MINOR
  Sales productivity increases                        NONE              MAJOR
  Electronic commerce                                 MINOR             MAJOR
  Economies of scale                                  MINOR             MAJOR



                                                                         INSIGHT
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
                                  NET EARNINGS


                                  (in Millions)



Year Ended December 31,
1995 .........................          $ 4.1
1996 .........................          $ 7.6
1997 .........................          $13.2
1998 .........................          $20.4

               CAGR      70.6%


Quarter Ended March 31,
1998 .........................          $ 4.3
1999 .........................          $ 6.8

                AGR      57%



                                                                         INSIGHT
--------------------------------------------------------------------------------

                             NET EARNINGS BY QUARTER


                                 (in Thousands)




Q1 '97 .......................          $2,746
Q2 '97 .......................          $2,951
Q3 '97 .......................          $3,526
Q4 '97 .......................          $3,995
Q1 '98 .......................          $4,333
Q2 '98 .......................          $4,703
Q3 '98 .......................          $5,185
Q4 '98 .......................          $6,229
Q1 '99 .......................          $6,807



                                                                         INSIGHT
--------------------------------------------------------------------------------

                          DILUTED EARNINGS PER SHARE*


                                  (in Millions)



Year Ended December 31,
1995 .........................          $0.26
1996 .........................          $0.38
1997 .........................          $0.55
1998 .........................          $0.81



Quarter Ended March 31,
1998 .........................          $0.18
1999 .........................          $0.26


* Retroactively reflects three-for-two stock splits effected in the form of stock dividends payable on February 18, 1999 to the stockholders of record at the close of business on January 25, 1999 and paid on September 8, 1998 and September 17, 1997



                                                                         INSIGHT
--------------------------------------------------------------------------------

                            DILUTED EPS* BY QUARTER



Q1 '97 .......................          $0.11
Q2 '97 .......................          $0.12
Q3 '97 .......................          $0.15
Q4 '97 .......................          $0.16
Q1 '98 .......................          $0.18
Q2 '98 .......................          $0.19
Q3 '98 .......................          $0.20
Q4 '98 .......................          $0.24
Q1 '99 .......................          $0.26

* Retroactively reflects three-for-two stock splits effected in the form of stock dividends payable on February 18, 1999 to the stockholders of record at the close of business on January 25, 1999 and paid on September 8, 1998 and September 17, 1997



                                                                         INSIGHT
--------------------------------------------------------------------------------

                   SUMMARIZED BALANCE SHEET AT MARCH 31, 1999



-    Accounts receivable - $155 million

-    DSO - 41.7

-    Bad debts <.3% of net sales

-    Inventory - $20.7 million

     -    43 times inventory turns

     -    48% of shipments via EDI

-    $100 million line of credit

-    Equity - > $159 million



                                                                         INSIGHT
--------------------------------------------------------------------------------

                           INVENTORY LEVELS AND TURNS



                         Inventory Levels (in millions)


At December 31,
1996 .........................          27.5
1997 .........................          46.1
1998 .........................          34.4
Q1 99 ........................          20.7



                               Inventory Turnover


Year Ended December 31,
1996 .........................          17x
1997 .........................          17x
1998 .........................          26x
Q1 99 ........................          43x



                                                                         INSIGHT
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








                           INSIGHT ENTERPRISES, INC.







                                                                         INSIGHT
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